EXHIBIT 99.1

Investor Relations Contact:	Media Relations Contact:
Keith Terreri	Diane McKenna
VP Finance and Treasurer	Director of Advertising & Brand Management
214-571-4641	214-571-4642
investor_relations@metropcs.com	media_relations@metropcs.com
MetroPCS Communications, Inc. Announces Launch of $300 Million Senior Notes Offering
DALLAS (May 30, 2007) — MetroPCS Communications, Inc. (NYSE:PCS) announced today that its indirectly wholly-owned subsidiary, MetroPCS Wireless, Inc. (“Wireless”), plans to offer, subject to market and other conditions, up to $300 million aggregate principal amount of its 9 1/4% Senior Notes due 2014 (the “Notes”) in a private offering that is expected to close in June. The Notes will be issued pursuant to the existing indenture governing the $1.0 billion principal amount of 9 1/4% Senior Notes due 2014 issued by Wireless in November 2006. Wireless intends to use the net proceeds from this private offering for general corporate purposes, which could include financing the company’s participation in and acquisition of additional spectrum in the upcoming Federal Communications Commission’s 700 MHz auction.
The Notes will be offered and sold only to qualified institutional buyers in reliance on Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws. This release shall not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.
Safe Harbor Statement
This news release includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and rule 3(b)-6 under the Securities Exchange Act of 1934, as amended. Any statements made in this news release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including statements that may relate to our plans, objectives, strategies, goals, future events, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “may,” “will,” “forecast,” and other similar expressions.
These forward-looking statements or projections are based on reasonable assumptions at the time they are made, including our current expectations, plans and assumptions that have been made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Forward-looking statements or projections are not guarantees of future performance or results. Actual financial results, performance or results of operations may differ materially from those expressed in the forward-looking statements and projections.
The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions, as described or referenced from time to time in our periodic filings with the Securities and Exchange Commission, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements and projections, which are based on current expectations and speak only as of the date of this release. MetroPCS Communications, Inc. is not obligated to, and does not undertake a duty to, update any forward-looking statement or projection to reflect events after the date of this release, except as required by law.